UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 14, 2013

TriQuint Semiconductor, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22660	95-3654013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 N.E. Brookwood Parkway
Hillsboro, Oregon 97124
(Address of principal executive offices, including zip code)

(503) 615-9000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 14, 2013, TriQuint Semiconductor, Inc. (the “Company”) held its Annual Meeting of Stockholders in Hillsboro, Oregon. The Company solicited votes by proxy pursuant to proxy solicitation materials first distributed to the Company's stockholders on or about April 1, 2013. The following is a brief description of the matters voted on at the meeting, which are more fully described in the Company's definitive proxy statement filed with the Securities and Exchange Commission, and a statement of the number of votes cast for, withheld and against and the number abstentions and broker non-votes:

1.
The election of Charles Scott Gibson, David H.Y. Ho, Nicolas Kauser, Roderick D. Nelson, Ralph G. Quinsey, Dr. Walden C. Rhines, Steven J. Sharp and Willis C. Young as directors of the Company until the next Annual Meeting of Stockholders or until their successors are elected:

Nominee	For	Against	Abstain	Broker Non-Votes
Charles Scott Gibson	100,017,155	7,253,529	693,449	38,082,063
David H.Y. Ho	100,894,468	6,369,105	700,560	38,082,063
Nicolas Kauser	100,479,322	6,789,153	695,658	38,082,063
Roderick D. Nelson	100,921,645	6,347,877	694,611	38,082,063
Ralph G. Quinsey	100,639,896	6,695,458	628,779	38,082,063
Dr. Walden C. Rhines	100,668,329	6,624,284	671,520	38,082,063
Steven J. Sharp	100,443,085	6,784,217	736,831	38,082,063
Willis C. Young	100,532,266	6,742,434	689,433	38,082,063

2.	The ratification of the audit committee's appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013:

For	Against	Abstain
141,886,045	2,243,323	1,916,828

3.    The approval of the TriQuint 2013 Incentive Plan:

For	Against	Abstain	Broker Non-Votes
79,609,427	23,592,209	4,762,497	38,082,063

4.    The approval on an advisory basis, of the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
99,465,595	7,603,514	895,024	38,082,063

Item 8.01    Other Events

On May 15, 2013, TriQuint Semiconductor, Inc. issued a press release announcing a $75 million stock repurchase program. A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of TriQuint Semiconductor, Inc. dated May 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIQUINT SEMICONDUCTOR, INC.

By:	/s/ Steve Buhaly
Steve Buhaly
Chief Financial Officer

Date: May 15, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of TriQuint Semiconductor, Inc. dated May 15, 2013